                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                                 FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934



Date of Report (Date of earliest event reported):  March 26, 1996



                       DYNAMICWEB ENTERPRISES, INC.
          (Exact Name of Registrant as specified in its charter)



New Jersey                            0-10039                   22-2267658
(State or other                     (Commission             (I.R.S. Employer)
jurisdiction of incorporation)      File Number)           Identification No.)



                      1033 Route 46 East, Suite A-102
                         Clifton, New Jersey 07013
                 (Address of Principal Executive Offices)


              Registrant's Telephone Number:  (201) 777-7666



                        SEAHAWK CAPITAL CORPORATION
                    1010 Kings Highway South, Suite 1-D
                       Cherry Hill, New Jersey 08034
         (Former Name and Address of Principal Executive Offices)

                                 FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

See Item 2 of this Report relating to the Registrant's acquisition of DynamicWeb Transactions Systems, Inc. and related changes in control.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 26, 1996, the Registrant acquired 100% of the common stock of DynamicWeb Transaction Systems, Inc. in exchange for 7,168,631 (later amended to 5,723,621), post-split shares of the Registrant. The acquisition was approved by the Shareholders at a shareholder's meeting held on March 26, 1996.

As a pre-requisite to the acquisition, the Registrant effected a 1-for-100 reverse stock split on March 5, 1996. As a consequence of such reverse split the Registrant's symbol was temporarily changed to "SEAKD", and the post-split stock was assigned the CUSIP Number 812014-20-7. However, on May 14, 1996, the Company amended its Certificate of Incorporation changing the Registrant's name to DynamicWeb Enterprises, Inc. (the "Company") and increasing the authorized number of shares to 50,000,000, $.0001 par value. As a result of the name change, the Registrant's symbol was changed and is currently "DWEB" and the CUSIP Number is 268060-10-0.

A condition of the acquisition was that the management of the Registrant resign in favor of the new management of DynamicWeb
Transaction Systems, Inc. The new management of the Registrant took control on March 26, 1996.

The Company is engaged in the development of integrated application software for information exchange and electronic commerce over the Internet. The Company developed a family of products designed to ease the transition from traditional methods of transacting business to electronic commerce over the Worldwide Web. There is a patent pending on this software, trademarked DynamicWeb Search Engine, is designed to efficiently sift through large amounts of information stored in traditional off-line, non-Internet files and to make such information suitable for delivery to the mass market consumer via the Internet. The Company's software allows individuals and organizations to execute a wide array of transactions across the Internet, such as buying and selling merchandise and services.

The Registrant has minimal assets at this time, but is actively marketing its software and believes it is positioned to make an impact on the Internet electronic commerce market. To date, the Company's operations have consisted primarily of developing its products. Revenues to date have been primarily from fees for providing Internet connections to their customers. Management's plan of operation for the next twelve months is to expand the marketing of its products. The Company will also continue to improve its existing products and continue with the development of firewall products for providing security over the Internet. It also intends to develop products that produce seamless intergration with EDI. These development activities will be financed through current working capital and from future proceeds of private placements.

The Company's current office facilities will not provide adequate space for future operations. The Company will need to purchase or lease larger office space. While the Company is currently exploring possibilities, no plans have been finalized. As the Company grows, it will need to purchase more computer equipment and Internet connectivity.

The Company currently employs nine full time employees and one part time employee. The nine full time employees are in the following areas of the Company: Executive - 2; Marketing and Sales - 2 1/2; Research and Technical - 3; and Administration - 1 1/2. Along with their executive duties, the two executives split their time among the various areas. Additional employees, primarily in research and technical and marketing and sales, will be added as the Company grows.

The above summary information does not purport to be complete, and is qualified in its entirety by reference to the Stock Purchase
Agreement filed as Exhibit 1 to this Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On March 26, 1996, Jonathan Lassers and Annemarie L. Arias resigned in favor of Steven L. Vanechanos, Jr. and Steven L. Vanechanos, Sr. as Directors of the Registrant in accordance with the Acquisition
Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of business acquired:

     (1)  Audited financial statements of DynamicWeb Transaction
Systems, Inc. for the year ended September 30, 1995.

     (2) Financial Statements of DynamicWeb Enterprises, Inc. as of March 31, 1996 and the three and six month periods then ended are incorporated by reference to Form 10-QSB filed concurrently herewith.

(b)  Pro forma financial information

As discussed in Items 1 and 2 of this Report, Seahawk Capital Corporation ("Seahawk") acquired all of the outstanding shares of DynamicWeb Transaction Systems, Inc. ("DWEB"). For accounting purposes, the acquisition has been treated as a recapitalization of DWEB with DWEB as the acquirer (reverse acquisition). The ongoing business of Seahawk will be that of DWEB. As a result, the historical financial statements of DWEB will become the financial statements of Seahawk. Further, Seahawk had no assets or liabilities or operations at March 26, 1996, the date of the transaction. Therefore, no proforma information is provided.

(c)  Exhibits

     Exhibit 10.14 - Stock Purchase Agreement dated March 5, 1996 between the Registrant and the Shareholders of DynamicWeb
Transaction Systems, Inc. (incorporated by reference to Exhibit
10.14 filed with Registrant's Form 10-KSB for the year ended
December 31, 1995.)

     Exhibit 10.14(A) - Amendment to Exhibit 10.14 dated May 14,
1996 (incorporated by reference to Exhibit 10.14 filed with Registrant's Form 10-KSB for the year ended December 31, 1995.)

     Exhibit 10.14(B) - Amendment to Exhibit 10.14 dated June 13,
1996 (incorporated by reference to Exhibit 10.14 filed with Registrant's Form 10-QSB for the period ended March 31, 1996.)

     Exhibit 27 - Financial Data Schedule

ITEM 8.  CHANGE IN FISCAL YEAR

The Company has changed its fiscal year end from December 31 to September 30, the fiscal year end of DWEB. As discussed in Items
2 and 7 of this Report, the ongoing business of the Company is that of DWEB. As a result, the historical financial statements of DWEB will become the financial statements of the Company. Form 10-QSB for the period ended March 31, 1996 contained the financial statements of the Company for the period from October 1, 1995 to March 31, 1996.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   DYNAMICWEB ENTERPRISES, INC.
                   (formerly known as Seahawk Capital Corporation)



              BY: /S/STEVEN VANECHANOS, JR.
                  ------------------------------
                     STEVEN VANECHANOS, JR.
                     President, Principal Executive Officer and
                     Principal Financial Officer


                       INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders DynamicWeb Transaction Systems, Inc.

We have audited the accompanying balance sheet of DynamicWeb Transaction Systems Inc. (a development stage company) as of September 30, 1995 and the related statements of operations, stockholders' deficiency and cash flows for the period February 1, 1995 (date of inception) to September 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DynamicWeb Transaction Systems, Inc. as of September 30, 1995 and the results of its operations and its cash flows for the period February 1, 1995 (date of inception) to September 30, 1995 in conformity with generally accepted accounting principles.




                                                         /s/Allen G. Roth

                                                            Allen G. Roth, P.A.






New York, New York
March 26, 1996

                  DYNAMICWEB TRANSACTION SYSTEMS, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                              BALANCE SHEET
                           SEPTEMBER 30, 1995



                                ASSETS
CURRENT ASSETS
    Cash                                                                 $    84
    Accounts receivable, less allowance for doubtful accounts of $400      1,370
                                                                           -----
                     TOTAL CURRENT ASSETS                                  1,454

PROPERTY AND EQUIPMENT, less accumulated depreciation of $657             10,609

OTHER ASSETS                                                                 245
                                                                         -------
                                                                         $12,308
                                                                         =======

                     LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES: Due to affiliate (Notes 3, 4, and 5)                $28,903

STOCKHOLDERS' DEFICIENCY:
    Common stock, $. 001 par value. Authorized 15,000,000 shares;
    issued and outstanding 2,387,770 shares                    $  2,388
    Additional paid-in capital                                   10,977
    Deficit accumulated during the development stage            (29,960)
                                                                --------

        TOTAL STOCKHOLDERS' DEFICIENCY                                   (16,595)
                                                                         --------
                                                                         $12,308
                                                                         =======






                    See notes to financial statements.

                    DYNAMICWEB TRANSACTION SYSTEMS, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                         STATEMENT OF OPERATIONS
            FEBRUARY 1, 1995 (INCEPTION) TO SEPTEMBER 30,1995


SALES                                                                    $ 5,770

COST AND EXPENSES:
    Cost of sales                                               $  5,066
    Selling, general and administrative expenses                  27,967
    Research and development                                      11,040
    Depreciation                                                     657
                                                                  ------
        TOTAL COSTS AND EXPENSES                                          44,730
                                                                          ------

NET LOSS BEFORE INCOME TAX BENEFIT                                       (38,960)

INCOME TAX BENEFIT (Note 4)                                                9,000
                                                                         -------

NET LOSS                                                                ($29,960)
                                                                        =========






                       See notes to financial statements.

                     DYNAMICWEB TRANSACTION SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY
               FEBRUARY 1, 1995 (INCEPTION) TO SEPTEMBER 30, 1995

                                                                          DEFICIT
                                       ADDITIONAL                       ACCUMULATED
                                       COMMON STOCK        PAID-IN       DURING THE
                                     SHARES    AMOUNT      CAPITAL  DEVELOPMENT
STAGE
                                    --------  --------    ---------  -----------------
BALANCE, FEBRUARY 1, 1995                  0  $      0     $     0     $      0

ISSUANCE OF COMMON
 STOCK                             2,387,770     2,388      10,977

NET LOSS                                                                (29,960)
                                   ------------------------------------------------
BALANCE -
 SEPTEMBER 30, 1995                2,387,770    $2,388     $10,977     ($29,960)

===========================================
=====






                         See notes to financial statements

                       DYNAMICWEB TRANSACTION SYSTEMS, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                              STATEMENT OF CASH FLOWS
                FEBRUARY 1, 1995 (INCEPTION) TO SEPTEMBER 30, 1995

OPERATING ACTIVITIES:
    Net loss                                                            ($29,960)
    Adjustments to reconcile net loss to net cash used in operating activities:
        Depreciation                                                         657
        Provision for bad debts                                              400
        Changes in assets and liabilities:
            Accounts receivable                                           (1,770)
            Other assets                                                    (245)
                                                                         ---------
                Net cash used in operating activities                    (30,918)
                                                                         =========
INVESTING ACTIVITIES:
    Purchases of equipment                                               (11,266)

FINANCING ACTIVITIES:
    Loans from affiliate                                       $28,903
    Issuance of common stock                                    13,365
                                                               -------
        Net cash provided by financing activities                         42,268
                                                                          -------
NET INCREASE IN CASH                                                          84
    Balance, February 1, 1995                                                  0
                                                                          -------
    Balance, September 30, 1995                                          $    84
                                                                          =======
SUPPLEMENTAL DISCLOSURES:
    Cash paid during the year for:
        Interest                                                              $0
        Income taxes                                                          $0


                        See notes to financial statements.

                       DYNAMICWEB TRANSACTION SYSTEMS, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                           NOTES TO FINANCIAL STATEMENTS
                                 SEPTEMBER 30,1995


1.  Basis of Presentation

On February 1, 1995 Megascore, Inc. ("Megascore") a computer software company, initiated research activities for the purpose of developing software to facilitate the exchange of information and the conducting of electronic commerce over the Internet. In February 7, 1996 that business and the related net assets were acquired by DynamicWeb Transaction Systems, Inc. ("The Company") in exchange for 2,387,770 common shares which were concurrently distributed pro-rata to Megascore shareholders. Accordingly, the Company and Megascore became separate entities under common control. The financial statements give retroactive effect to this transaction.

At September 30, 1995 the Company was in the development stage.

2.  Significant Accounting Policies

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs are expensed as incurred. Depreciation is provided using the straight-line method over five years, the estimated useful life of such assets.

Revenues

The Company provides access to the Internet and related technology support services to its customers. Revenues from these services are recognized as the services are provided.

Research and Development Costs

Research and development costs are charged to expense as incurred.

3.  Due to Affiliate

The amount due to affiliate results primarily from advances made by Megascore on behalf of the Company to finance the Company's operations for the year ended September 30, 1995.

4.  Income Taxes

Federal and state income tax benefits resulting from the Company's pre-tax loss for the year ended September 30, 1995 were computed as if the Company bad filed separate tax returns from that of its affiliated entity, Megascore. Such benefits were computed using a combined effective tax rate of 22.65 percent. The resultant tax benefit of $9,000 was offset against the amount due to affiliate at September 30,1995.

5.  Related Party Transactions

The Company shared space and facilities with Megascore, rent free, during the year ended September 30, 1995. Under this arrangement a portion of the occupancy costs, salaries and administrative expenses paid by Megascore were allocated to the Company in lieu of rent. Such costs amounted to $11,239 for the above period.

6.  Acquisition

On March 26, 1996 the Company was acquired by Seahawk Capital Corporation, a publicly held corporation. The Company received 93 percent of Seahawk's outstanding common shares (5,723,631 shares) in exchange for all of the Company's outstanding common shares. For accounting purposes the transaction is treated as a recapitalization of

                       DYNAMICWEB TRANSACTION SYSTEMS, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                           NOTES TO FINANCIAL STATEMENTS
                                 SEPTEMBER 30,1995
                                      (Cont.)

the Company, with the Company deemed to be the acquirer. Accordingly, the historical financial statements prior to March 26, 1996 will be those of the Company after financial statements are issued for a period which includes the date of the acquisition.

Pro forma information is not presented as the transaction was not a business combination. Seahawk had no assets at March 26, 1996 and generated no revenues for both the year ended December 31, 1995 and for the period January 1, 1996 to March 26, 1996 while incurring expenses of $283,000 and $39,000 during these respective periods.